UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The email below was sent to certain employees of E. I. du Pont de Nemours and Company (“DuPont”) on April 1, 2015:

An all employee message from Ellen Kullman, CEO and Chair of DuPont.

Dear Colleagues,

As I mentioned in my last message to you, we have entered an active phase of our proxy contest with Trian as we continue to meet with shareholders to share DuPont’s story of transformation and progress -  and highlight the significant risks associated with Trian’s plan. I am committed to ensuring all DuPont colleagues remain current on our shareholder communications, and as promised I will share updates with you on a near weekly basis leading up to the Annual Meeting of Shareholders.

As we advance our program of shareholder meetings, we will continue to communicate with all of our shareholders via mail. Today, we sent a brochure to shareholders summarizing the many reasons why they should VOTE “FOR” all of our highly qualified directors. I encourage you to read the brochure([hyperlink]), as it reinforces the importance of supporting DuPont’s slate of highly qualified directors in this important election.

Those of you who are shareholders will receive this brochure, along with a WHITE proxy card, by mail in the coming days.  Let me take a moment to remind you to vote your shares — and how to do it:

•      Please  be sure to VOTE on the WHITE proxy card “FOR” all of DuPont’s director nominees for each account through which you own DuPont stock.  There is no need to wait for the Annual Meeting. Remember that every vote is important, no matter how many or how few shares you own.

•      We understand that some shareholders may have also received Trian’s proxy statement, as well as its “gold” proxy card. Trian has a high risk, value destructive plan to break up DuPont and add excessive debt to the Company. We urge shareholders NOT to vote on any gold proxy card sent by Trian, as that will revoke any previous vote on the WHITE proxy card. Please discard any Proxy materials you receive from Trian.

•      If you are a shareholder and have any questions about the mechanics of the voting process, please contact the firm assisting us in the solicitation of proxies: Innisfree M&A Incorporated at (877) 750-9501 (toll free) or (412) 232-3651.

We will continue to keep you informed over the coming weeks. Inside the Oval ([hyperlink]) will house all relevant information about the voting process and Annual Meeting.

I want you to know that wherever I go, I see first-hand how you continue to deliver for our customers. I recently returned from a trip to China, where I attended the China Development Forum and shared our vision for how DuPont’s market-driven innovations can create sustainable solutions in this dynamic growth market- which is replete with needs that demand DuPont solutions.   After meeting global business leaders, Chinese government officials and the DuPont Beijing team, I was energized to see our strategy in action-delivering results for our customers in China and throughout the world.

Thank you for your continued hard work.  All of you fuel my confidence that DuPont is better positioned than ever to succeed, today  and in the future.

Ellen

Forward Looking Statements

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.